UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2021 (May 20, 2021)

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
2275 Research Boulevard, Suite 600, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
(301) 468-8848
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CBNK	NASDAQ Stock Market

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of Capital Bancorp, Inc. (the “Company”) held on May 20, 2021 (the “Annual Meeting”), the Company’s stockholders voted on: (i) the election of three director nominees (Proposal 1), (ii) the approval of the amendment to the Company’s 2017 Stock and Incentive Compensation Plan to increase the number of shares available for grant under such plan (Proposal 2), and (iii) the ratification of the appointment of the Company’s independent registered public accounting firm for fiscal year 2021 (Proposal 3). These matters were submitted to a vote through the solicitation of proxies. Each of the proposals is described in further detail in the Company’s Definitive Proxy Statement. Other than the two proposals addressed below and described in the Company’s Definitive Proxy Statement, no other proposal was submitted at the Annual Meeting for stockholder action. Each of the two proposals that were voted on at the Annual Meeting were approved by the Company’s stockholders. The results of the votes are set forth below:

Proposal 1 – To elect three Class III directors to serve for a three-year term ending at the 2024 Annual Meeting of Stockholders.

CLASS II DIRECTORS	FOR	WITHHELD	BROKER NON-VOTES
Scot R. Browning	9,044,834	743,388	1,349,298
Joshua B. Bernstein	7,968,799	1,819,423	1,349,298
Joseph M. Greene	9,776,617	11,605	1,349,298

Proposal 2 – To approve the amendment to the Company’s 2017 Stock and Incentive Compensation Plan to increase the number of shares of shares available for grant under such plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,005,744	1,782,476	2	1,349,298

Proposal 3 – To ratify the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for fiscal year 2021.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,135,861	1,659	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

By: /s/ Alan W. Jackson
Name: Alan W. Jackson
Title: Chief Financial Officer
May 24, 2021

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